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Exhibit 99.2

RESTRUCTURING AGREEMENT

January 20, 2003

        The parties to this agreement ("Agreement") are YouthStream Media Networks, Inc. ("YouthStream") and its subsidiary, Network Event Theater, Inc. ("NET"), each of which is a Delaware corporation, and the Ravich Revocable Trust of 1989 (Jess M. Ravich, Trustee) ("Ravich"), the United States Small Business Administration as Receiver for Interequity Capital Partners, LP ("Interequity"), TCW Shared Opportunity Fund II, L.P., Shared Opportunity Fund IIB, LLC, The Charles and Adele Thurnher Living Trust Dated December 7, 1989 (Charles Thurnher, Trustee), The Morrish Community Property Trust Dated April 15, 1998 (Robert G. Morrish, Trustee), and Jean Smith, Stanley J. Schrager, Richard Coppersmith, Rand Ravich and Jess M. Ravich, individually. The parties to this Agreement other than YouthStream and NET are sometimes collectively referred to in this Agreement as the "Holders."

RECITALS

        Whereas, on July 8, 1998, NET issued and sold $5,000,000 aggregate principal amount of its 11% Subordinated Notes due July 8, 2003 (the "2003 Notes") to the following purchasers in the following amounts: $2,735,000 to Ravich; $1,500,000 to TCW Shared Opportunity Fund II, L.P.; $500,000 to Shared Opportunity Fund IIB, LLC; $75,000 to Rand Ravich; $50,000 to The Charles and Adele Thurnher Living Trust Dated December 7, 1989; $25,000 to The Morrish Community Property Trust Dated April 15, 1998; $50,000 to Jean Smith; $50,000 to Stanley J. Schrager; and $15,000 to Richard Coppersmith;

        Whereas, on June 30, 2000, YouthStream issued and sold $12,000,000 aggregate principal amount of its 11.00% Subordinated Notes due June 30, 2005 (the "2005 Notes" and, together with the 2003 Notes, the "Notes") to U.S. Bancorp Libra and David L. Ravich, both of whom subsequently sold these Notes to Ravich, the current holder of $12,000,000 aggregate principal amount of the 2005 Notes;

        Whereas, also on or about June 30, 2000, YouthStream issued and sold $1,000,000 aggregate principal amount of 2005 Notes to Interequity;

        Whereas, on September 9, 2002, Ravich notified YouthStream that YouthStream had defaulted on payment of an interest installment on the 2005 Notes, and invoked the Acceleration of Notes provision, thereby declaring that the unpaid principal of and any accrued interest on the 2005 Notes were immediately due and payable;

        Whereas, on September 25, 2002, Ravich notified NET that NET had defaulted on payment of an interest installment on the 2003 Notes, and invoked the Acceleration of Notes provision, thereby declaring that the unpaid principal of and any accrued interest on the 2003 Notes were immediately due and payable; and

        Whereas the parties have agreed to restructure the outstanding YouthStream and NET debt owed to the Holders and to generally release all claims and causes of action against one another on the terms and conditions set forth herein;

        THEREFORE in consideration of the foregoing recitals and the mutual covenants and promises set forth in this Agreement, the parties agree as follows:

1.
Transactions at the Closing. At the closing provided for in section 2 of this Agreement, the following transactions shall occur:

(a)
Each of the holders of the 2003 Notes shall surrender those notes to YouthStream for cancellation in exchange for the aggregate sum of $3,000,000 (60% of the aggregate principal amount of the 2003 Notes to be surrendered, with no payment of accrued interest) payable by wire transfer of immediately available funds to the respective holders of those notes in proportion to the respective principal amounts held by them;

  (b)
  Ravich shall surrender to YouthStream for cancellation 2005 Notes in the aggregate principal amount of $5,000,000.00 in exchange for the sum of $1,500,000 (30% of the aggregate principal amounts of the notes surrendered, with no payment of accrued interest) payable by wire transfer to Ravich of immediately available funds;

  (c)
  Ravich shall surrender to YouthStream for cancellation 2005 Notes in the aggregate principal amount of $4,000,000 in exchange for (i) 1,000,000 shares of preferred stock of YouthStream, containing the provisions set forth in exhibit 1(c) (the "Preferred Stock")and (ii) 1,992,500 shares of YouthStream common stock (representing 5% of the shares of YouthStream common stock to be outstanding after issuance of the shares pursuant to this Agreement);

  (d)
  Ravich shall surrender to YouthStream for cancellation 2005 Notes in the aggregate principal amount of $3,000,000 in exchange for (i) a promissory note of YouthStream's subsidiary, Beyond the Wall, Inc., in the aggregate principal amount of $3,000,000, in the form of exhibit 1(d), and (ii) 1,494,375 shares of YouthStream common stock (representing 3.75% of the shares of YouthStream common stock to be outstanding after issuance of the shares pursuant to this Agreement);

  (e)
  Interequity shall surrender to YouthStream for cancellation 2005 Notes in the aggregate principal amount of $1,000,000 in exchange for (i) a promissory note of Beyond the Wall, Inc. in the aggregate principal amount of $1,000,000, in the form of exhibit 1(e) (with the similar note referred to in Section 1(d) above, the "New Notes"), and (ii) 498,125 shares of YouthStream common stock (representing 1.25% of the shares of YouthStream common stock to be outstanding after issuance of the shares pursuant to this Agreement);

  (f)
  the parties shall exchange a mutual general release in the form of exhibit 1(f) (the "Mutual General Release");

  (g)
  Jess M. Ravich shall cause Libra Securities, LLC to execute and deliver to YouthStream and NET, and YouthStream and NET shall execute and deliver to Libra Securities, LLC, an agreement in the form of exhibit 1(g), which provides for the termination of the agreement dated May 9, 2002 between Libra Securities, LLC and YouthStream;

  (h)
  the board of directors of YouthStream shall elect to the board the persons identified on exhibit 1(h), those persons shall commence to serve as directors, and each of the persons who previously had been a member of the board shall resign from the board effective immediately thereafter;

  (i)
  YouthStream shall pay to Kirkland & Ellis, by wire transfer of immediately available funds, the full amount of its accrued and unpaid fees and expenses in connection with the transactions contemplated by this Agreement (which, as of the date of this Agreement, do not exceed $50,000.00);

  (j)
  YouthStream shall pay to Proskauer Rose LLP, by wire transfer of immediately available funds, $50,000.00 of its accrued and unpaid fees and expenses through the date of the closing (which, as of the date of this Agreement, do not exceed $65,000.00); and

  (k)
  each of YouthStream's existing directors shall execute and deliver a release letter in the form attached hereto as Exhibit 1(k).

2.
Closing. The closing under this Agreement shall take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036 (or at such other place as the parties may agree upon in writing) at 10:00 a.m. on a date agreed upon by the parties, but no later than January 24, 2003.

3.
Conditions to the Closing.

(a)
The obligations of the Holders to consummate the transactions contemplated by section 1 of this Agreement are subject to the fulfillment, prior to or at the closing, of each of the following conditions (any or all of which may be waived in writing by the Holders acting unanimously):

(i)
each of the representations and warranties of YouthStream and NET to the Holders shall be true and correct as of the time of the closing with the same effect as if it had been made again at and as of that time, with such exceptions as are not in the aggregate material;

(ii)
YouthStream and NET shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by them prior to or at the closing;

(iii)
the directors and officers liability insurance policy referred to in exhibit 3(b) shall be in full force and effect; and

(iv)
each of YouthStream's existing directors shall have executed and delivered a release letter in the form attached as Exhibit 1(k).

      Without limiting the generality of section 3(a)(ii), the Holders shall not be obligated to consummate the transactions with YouthStream and NET pursuant to Section 1 unless YouthStream and NET simultaneously fulfill their obligations to consummate the transactions contemplated by Section 1.

  (b)
  The obligations of YouthStream and NET to consummate the transactions contemplated by section 1 of this Agreement are subject to the fulfillment, prior to or at the closing, of each of the following conditions (any or all of which may be waived in writing by YouthStream and NET):

  (i)
  each of the representations and warranties of the Holders shall be true and correct as of the time of the closing with the same effect as if it had been made again at and as of that time, with such exceptions as in the aggregate are not material;

  (ii)
  each of the Holders shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by it or him prior to or at the closing;

  (iii)
  the directors and officers liability insurance policy referred to in exhibit 3(b) shall be in full force and effect; and

  (iv)
  each of the persons designated as directors pursuant to section 1(h) shall have accepted that position and shall have agreed in writing to serve as a director for not less than six months from the date of the closing.

      Without limiting the generality of section 3(b)(ii), YouthStream and NET shall not be obligated to consummate the transactions with any of the Holders pursuant to section 1 unless all of the Holders simultaneously fulfill their obligations to consummate the transactions contemplated by section 1.

4.
Representations and Warranties of YouthStream and NET. YouthStream and NET hereby represent and warrant to the Holders as follows:

(a)
The execution, delivery and performance of this Agreement by YouthStream and NET have been duly authorized by all requisite corporate action of each of them. The execution, delivery and performance of this Agreement by each of YouthStream and NET will not (i) conflict with the certificate of incorporation or by-laws, or other organizational documents, of YouthStream or NET, (ii) conflict with or result in the breach of any agreement or other instrument, or any order, judgment or decree, to which YouthStream or NET is a party or by which either of them is bound, or (iii) constitute a violation by YouthStream or NET of any law or regulation applicable to it.

  (b)
  This Agreement has been duly executed and delivered by each of YouthStream and NET, constitutes the valid and binding obligation of each of them, and is enforceable against each of them in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

  (c)
  Neither YouthStream nor NET has filed a voluntary petition under the Federal Bankruptcy Code or any similar proceeding, and to the best of their knowledge no other entity or individual has initiated any bankruptcy proceeding against either of them.

5.
Representations and Warranties of Holders. Each of the Holders severally but not jointly represents and warrants to YouthStream and NET as follows:

(a)
The execution, delivery and performance of this Agreement by such Holder has been duly authorized by all requisite corporate or other action of such Holder. The execution, delivery and performance of this Agreement by such Holder will not (i) conflict with the trust agreement, certificate of incorporation or by-laws, or other organizational documents, of such Holder, (ii) conflict with or result in the breach of any agreement or other instrument, or any order, judgment or decree, to which such Holder is a party or by which it or he is bound, or (iii) constitute a violation by such Holder of any law or regulation applicable to it or him.

(b)
This Agreement has been duly executed and delivered by such Holder, constitutes the valid and binding obligation of such Holder, and is enforceable against such Holder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)
Such Holder has, and at the closing will have, valid title, free and clear of any claim, lien or encumbrance, to the Notes to be surrendered by it or him as provided in section 1, and at the closing YouthStream will receive valid title to all of the Notes to be to be surrendered by such Holder pursuant to this Agreement. Exhibit 5(c) sets forth a true and complete list of the Notes held by such Holder.

6.
Representation of Interequity. Interequity further represents and warrants to YouthStream and NET that no approval of the bankruptcy court or any third party is required in connection with the execution, delivery and performance of this Agreement by Interequity.

7.
Additional Representations and Covenants of YouthStream and NET.

(a)
From January 15, 2003 until the closing neither YouthStream nor NET shall (and YouthStream and NET shall cause all their direct and indirect subsidiaries not to) (a) enter into any extraordinary transaction, or (b) write any checks, send any wire transfers or otherwise reduce or commit to reduce the bank balances set forth in Section 7(b) hereof, without the consent of Jess M. Ravich (who shall serve as designated representative of the Holders in connection with all matters relating to this Agreement). Notwithstanding anything in this Section 7(a), YouthStream, NET and their direct and indirect subsidiaries shall be permitted to make Permitted Salary and Expense Payments (as herein defined) or payments as required by law.

  (b)
  As of the close of business on January 15, 2003, the bank balances of YouthStream, NET/APMI and Beyond the Wall, Inc. were $5,351,686.96, $11,273.39 and $1,754,626.27 respectively, outstanding checks, wire transfers and other similar commitments against such bank balances as of January 15, 2003 were $98,196.44 and aggregate checks written more than 90 days prior to January 15, 2003 and therefore void were $75,786.31.

  (c)
  (i) YouthStream and NET represent and warrant that (x) since December 15, 2002, neither YouthStream nor any direct or indirect subsidiary thereof has paid any compensation or other amount to any director or officer of YouthStream or any affiliate of such director or officer, except (A) salary payments to Thea Winarsky, Kevin Wright, Wesley Ramjeet and Vuong Bui (the "Existing Officers") consistent with 2002 salary amounts and expense reimbursements to the Existing Officers in the ordinary course of business and consistent with YouthStream policy (such salary and expense reimbursements to the Existing Officers being referred to herein as the "Permitted Salary and Expense Payments"), and (B) pursuant to the agreement dated February 28, 2000 between Harlan Peltz and YouthStream (the "Peltz Agreement"), pursuant to which YouthStream has paid Mr. Peltz salary payments at a rate of $20,833.33 per month for services up to January 8, 2003, but not thereafter, and (y) as of January 15, 2003, neither YouthStream nor any direct or indirect subsidiary thereof has any outstanding commitment to pay any compensation or other amount to any director or officer of YouthStream or any affiliate of such director or officer other than the following (the "Existing Commitments"): Permitted Salary Expense Payments; payments pursuant to the Peltz Agreement; and accrued vacation and severance payments to the Existing Officers consistent with YouthStream policy.

  (d)
  From January 15, 2003 until the closing, neither YouthStream nor NET (and YouthStream and NET shall cause all their direct and indirect subsidiaries not to) (i) make any compensation or other payments to any director or officer of YouthStream or any affiliate of such director or officer other than Permitted Salary and Expense Payments (it being agreed that no payments to Mr. Peltz will be made, whether pursuant to the Peltz Agreement or otherwise; provided, that if the closing does not occur, nothing in this Agreement shall limit Mr. Peltz' or YouthStream's rights and obligations under the Peltz Agreement), or (ii) make any commitment (other than the Existing Commitments) to pay any compensation or other amount to any director or officer of YouthStream or any affiliate of any director or officer of YouthStream.

  (e)
  For the avoidance of doubt, whenever a reference is made in this Section 7 to any payment to any director or officer of YouthStream or to any payment to any affiliate of such director or officer, such reference includes any payments made to such person or affiliate both in their capacity as a director or officer of YouthStream and in any other capacity (e.g. as a director or officer of a YouthStream direct or indirect subsidiary).

  (f)
  YouthStream shall use its best efforts to cause the conditions to the closing specified in section 3(a) and 3(b)(iii) to be satisfied at the earliest practicable date.

8.
Covenants and Acknowledgments by the Holders.

(a)
Each Holder acknowledges that he or it has made an independent investigation of the value of the YouthStream notes held by him or it, that he or it has independently determined that the consideration to be paid to him or it by YouthStream under this Agreement is the fair value of those notes, and that he or it is not relying on any statement made to him or it by anyone on behalf of YouthStream or NET or any of their respective subsidiaries or representatives or on any representation or warranty by YouthStream or NET or any of their respective subsidiaries or representatives except as specifically set forth in this Agreement.

  (b)
  Each Holder (including, but not limited to, Jess M. Ravich, individually) severally but not jointly agrees that he or it shall not, at any time hereafter, (a) directly or indirectly, in any manner, encourage, advise or assist YouthStream or any of its subsidiaries or any third party to assert a claim against, make a demand of, commence any action or proceeding of any kind against, or otherwise take any action adverse to, any of the persons who served as directors or officers of YouthStream prior to the closing (other than any such claim, demand, action or proceeding (x) unrelated to the person's service as a director or officer of YouthStream or its subsidiaries or (y) relating to such person's service as a director or officer of YouthStream or its subsidiaries after the closing) or (b) directly or indirectly participate in any judicial, administrative, or other proceeding of any kind against any of the persons who served as a director or officer of YouthStream prior to the closing (other than any such proceeding (x) unrelated to the person's service as a director or officer of YouthStream or its subsidiaries or (y) relating to such person's service as a director or officer of YouthStream or its subsidiaries after the closing). The restrictions upon the Holders set forth in the previous sentence shall not apply with respect to any director or officer whose employment by YouthStream was terminated for cause. If for any reason the transactions contemplated by this Agreement are not consummated, the provisions of this section 8(b) shall be void; however, the provisions of this section shall not be affected by any bankruptcy which occurs following the closing described in Section 2. Each of the Holders acknowledges that the provisions of this section 8(b) constitute independent covenants on the part of each Holder (for which there is adequate consideration) and that those covenants shall not be affected by any event or occurrence after the closing under this Agreement, including, but not limited to, the occurrence of any Event of Default under any of the New Notes (as defined in section 3 of each of the New Notes) or the issuance of any Court Order (as defined in section 10(a) of this Agreement).

  (c)
  Each of the Holders shall use his or its best efforts to cause the conditions to the closing specified in section 3(b) to be satisfied at the earliest practicable date.

  (d)
  Each of the Holders acknowledges that each of the persons who served as a director or officer of YouthStream or NET or any of its subsidiaries prior to the closing under this Agreement (other than any director or officer whose employment by YouthStream was terminated for cause) is a third party beneficiary of this Agreement and, in particular, the provisions of section 8(b).

9.
Indemnification.

(a)
YouthStream and NET shall indemnify and hold harmless each of the Holders and their respective directors, officers, employees, agents or representatives (in their individual capacities as well as in their capacities as such) from and against all loss, liability, damage, and expense (including reasonable fees and expenses of counsel, whether involving a third party or in connection with the enforcement of this Agreement against YouthStream or NET) that any of them may suffer, sustain or become subject to, arising from or as a result of (i) any misrepresentation or breach of warranty by YouthStream or NET in this Agreement or (ii) any breach by YouthStream or NET of any covenant or other agreement contained in this Agreement.

(b)
Each of the Holders (i.e., severally not jointly) shall indemnify and hold harmless YouthStream and NET and their respective directors, officers, employees, agents or representatives (in their individual capacities as well as in their capacities as such) from and against all loss, liability, damage, and expense (including reasonable fees and expenses of counsel, whether involving a third party or in connection with the enforcement of this Agreement against such Holder) that any of them may suffer, sustain or become subject to, arising from or as a result of (i) any misrepresentation or beach of warranty by such Holder in this Agreement or (ii) any breach by such Holder of any covenant or other Agreement made by him or it in this Agreement.

10.
Miscellaneous.

(a)
This Agreement contains a complete statement of all of the arrangements among the parties with respect to its subject matter and cannot be changed or terminated orally, and may only be amended by written agreement of YouthStream, NET and the Holder or Holders whose rights or obligations hereunder are affected by the amendment. If a bankruptcy or other similar proceeding is initiated at any time after the consummation of this Agreement, and pursuant to such proceeding, any Holder is required by court order to repay to YouthStream, NET, any creditor of YouthStream or NET or any other person or entity other than such Holder all or any portion of any cash amount paid to such Holder or any common stock, Preferred Stock or New Notes issued to such Holder pursuant to this Agreement (the "Court Order"), then, notwithstanding anything to the contrary included in this Agreement or the other agreements contemplated hereby (including without limitation the Mutual General Release), (i) neither YouthStream nor NET shall object to such Holder's filing of a proof of claim with the court adjudicating such proceeding, (ii) YouthStream and NET shall take all other steps reasonably necessary to permit such Holder to make a claim relating to, reinstate a claim relating to and/or otherwise be paid, and (iii) YouthStream, NET and such Holder agree that the Holder shall be entitled to a claim against YouthStream and/or NET for an amount equal to the unpaid principal amount and accrued interest on such Holder's 2003 Notes and/or 2005 Notes held immediately prior to the closing of the transactions contemplated by this Agreement less (A) the amount of any cash payments received by the Holder hereunder and not required under the Court Order to be returned by the Holder, and (B) the value (as determined below) of any Preferred Stock or New Notes received by the Holder and not required by the Court Order to be returned by the Holder; provided that for the purposes hereof, the value of any New Notes shall be deemed to be the principal amount thereof, and the value of any Preferred Stock shall be deemed to be $4 per share. All of the other rights and obligations set forth in this Agreement (including any exhibits to this Agreement) shall remain in full force and effect.

(b)
This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York.

(c)
Any notice or other communication under this Agreement shall be in writing and shall be considered given when delivered personally or mailed by registered mail, return receipt requested, to the parties at the addresses set forth on exhibit 10(c) (or to such other address as a party may designate by notice pursuant to this provision).

(d)
The courts of the United States District Court for the Southern District of New York shall have exclusive jurisdiction over the parties with respect to any dispute or controversy among them arising under or in connection with this Agreement and, by execution and delivery of this Agreement, each of the parties to this Agreement submits to the jurisdiction of those courts, including, but not limited to, the in personam and subject matter jurisdiction of those courts, waives any objection to such jurisdiction on the grounds of venue or forum non conveniens, the absence of in personam or subject matter jurisdiction, and any similar grounds, consents to service of process by mail (in accordance with section 10(c) or any other manner permitted by law), and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. These consents to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

  (e)
  The section headings in this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

  (f)
  The parties have read Section 1542 of the Civil Code of the State of California, which provides as follows:

      A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

      The parties understand that Section 1542 gives them the right not to release existing claims of which they are not now aware, unless they voluntarily choose to waive this right. Having been so apprised, the parties voluntarily elect to and do waive the rights described in Section 1542 and elect to assume all risks for claims that existed in their respective favors, known or unknown, from the subject of this Agreement.

  (g)
  The invalidity, illegality or unenforceability in any jurisdiction of any provision of this Agreement or the Mutual General Release shall not affect or impair the remaining provisions in this Agreement.

  (h)
  References in this Agreement to he, him or his shall also include she, her or hers.

        IN WITNESS WHEREOF, the undersigned have executed this Restructuring Agreement as of the day and year first above written.

YOUTHSTREAM MEDIA NETWORKS, INC.
By:	/s/ Ravich Revocable Trust of 1989
By:	/s/ Jess M. Ravich, Trustee
UNITED STATES SMALL BUSINESS ADMINISTRATION AS RECEIVER FOR INTEREQUITY CAPITAL PARTNERS, LP
By:	/s/ Thomas G. Morris
SHARED OPPORTUNITY FUND IIB, LLC
By:	/s/
By:	/s/
THE CHARLES AND ADELE THURNHER LIVING TRUST
Dated December 7, 1989
By:	/s/ Charles Thurnher
/s/ Stanley J. Schrager, individually
/s/ Richard Coppersmith, individually
/s/ Jean Smith, individually

S-1

NETWORK EVENT THEATER, INC.
By:	/s/
TCW SHARED OPPORTUNITY FUND II, L.P.
By:	/s/
By:	/s/
MORRISH COMMUNITY PROPERTY TRUST
Dated April 15, 1998
By:	/s/ Robert G. Morrish
/s/ Rand Ravich, individually
/s/ Jess M. Ravich, individually

S-2

Exhibit 1(c)

Preferred Stock (attached)

See Exhibit 99.3

Exhibit 1(d)

Beyond the Wall, Inc. Promissory Note to
The Ravich Revocable Trust of 1989

See Exhibit 99.4

Exhibit 1(e)

Beyond the Wall, Inc. Promissory Note to
Interequity Capital Partners, LP

See Exhibit 99.5

Exhibit 1(f)

Mutual General Release (attached)

See Exhibit 99.6

Exhibit 1(g)

Letter by Libra Securities, LLC

See Exhibit 99.7

Exhibit 1(h)

Directors to be Elected to YouthStream Board of Directors

Hal Byer
Jonathan Diamond
Robert Scott Fritz

Exhibit 1(k)

Existing Director Release Letter

See Exhibit 99.8

Exhibit 3(b)

        Federal Insurance Company Policy No. 8165-44-57B, including January 8, 2003 binder for run-off coverage in the amount of $2.5 million

Exhibit 5(c)

List of Note Holders and Principal Amount of Notes Held

        The Ravich Revocable Trust of 1989—$12,000,000 YouthStream Notes; $2,735,000 NET Notes

        Interequity Capital Partners, LP—$1,000,000 YouthStream Notes

        TCW Shared Opportunity Fund II, L.P.—$1,500,000 NET Notes

        Shared Opportunity Fund IIB, LLC—$500,000 NET Notes

        The Charles and Adele Thurnher Living Trust Dated December 7, 1989—$50,000 NET Notes

        The Morrish Community Property Trust Dated April 15, 1998—$25,000 NET Notes

        Jean Smith—$50,000 NET Notes

        Stanley J. Schrager—$50,000 NET Notes

        Richard Coppersmith—$15,000 NET Notes

        Rand Ravich—$75,000 NET Notes

Exhibit 9(c)

Holders' Addresses for Notice

The Ravich Revocable Trust of 1989
c/o Libra Securities
11766 Wilshire Blvd., Suite 870
Los Angeles, CA 90025

United States Small Business Administration as Receiver for Interequity Capital Partners, LP Charles Fulford, Principal Agent
666 11th Street, NW, Suite 200
Washington DC 20001

TCW Shared Opportunity Fund II, L.P.
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017

Shared Opportunity Fund IIB, LLC
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017

Morrish Community Property Trust
1709 Milan Ave
South Pasadena, CA 91030

Jean Smith
130 East 18th Street, No. 5B
New York, NY 10003

Stanley J. Schrager
964 Cherrywood Drive
Baldwin, NY 11510

Richard Coppersmith
25 Great Hills Farm Road
Bedford, NY 10506

Rand Ravich
c/o Altman Greenfield Selvaggi
120 West 4th Street, Suite 3601
New York, NY 10036-4041

Charles Thurnher
6754 East Caron Street
Paradise Valley, AZ 85253-1965

QuickLinks

  Exhibit 99.2
RESTRUCTURING AGREEMENT
  Exhibit 1(c)
Preferred Stock
  Exhibit 1(d)
Beyond the Wall, Inc. Promissory Note to The Ravich Revocable Trust of 1989
  Exhibit 1(e)
Beyond the Wall, Inc. Promissory Note to Interequity Capital Partners, LP
  Exhibit 1(f)
Mutual General Release
  Exhibit 1(g)
Letter by Libra Securities, LLC
  Exhibit 1(h)
Directors to be Elected to YouthStream Board of Directors
  Exhibit 1(k)
Existing Director Release Letter
  Exhibit 3(b)
  Exhibit 5(c)
List of Note Holders and Principal Amount of Notes Held
  Exhibit 9(c)
Holders' Addresses for Notice